BlackRock ETF Trust

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 15, 2022

to the Prospectus of each Fund, as supplemented to date

Effective immediately, the following changes are made to the Prospectus of each Fund:

The section of the Prospectus entitled “More Information About the Funds — Investment Process” is amended to add the following paragraphs at the end of that section:

Each Fund has been categorized under Regulation (EU) 2019/2088 on sustainable finance disclosure regulation (“SFDR”) as an Article 8 fund. With respect to each Fund, BFA evaluates underlying investments in companies according to the “good governance criteria” outlined in the SFDR where relevant data is available and as appropriate given the type of issuer. These criteria relate to sound management structures, employee relations, remuneration of staff and tax compliance. BFA may consider additional factors relating to good governance in its assessment of the sustainability related characteristics of an issuer.

Each Fund is required to disclose the proportion of its investments in environmentally sustainable economic activities under Article 3 of the Taxonomy Regulation (“Environmentally Sustainable Economic Activities”) selected for Article 8 funds, including details of the proportions of enabling activities and transitional activities within the meaning of the Taxonomy Regulation.

The EU’s sustainable investment taxonomy regulation, Regulation (EU) 2020/852 (the “Taxonomy Regulation”), establishes a framework for technical screening criteria (“TSC”) to determine what it means for an economic activity to substantially contribute to one of six environmental objectives under the Taxonomy Regulation. The TSC for two of the Taxonomy Regulation environmental objectives, climate change mitigation and climate change adaptation, were finalized in December 2021, while the TSC for the other four objectives have not yet been developed. These detailed criteria will require the availability of multiple, specific data points regarding each investment. As at the date hereof, there is insufficient reliable, timely and verifiable data available for BFA to be able to assess investments using the TSC.

In addition, the Regulatory Technical Standards under the SFDR, which define the methodology for the calculation of the share of environmentally sustainable investments and the templates for these disclosures, are not yet in force. As at the date hereof, BFA is not able to provide standardized and comparable disclosures on the Taxonomy Regulation alignment of each Fund. BFA considers itself unable to collect reliable data on the environmental objectives set forth in Article 9 of the Taxonomy Regulation and on how and to what extent the investments underlying Article 8 funds and Article 9 funds relate to Environmentally Sustainable Economic Activities. Accordingly, while these Article 8 funds and Article 9 funds may have investments in the activities referred to above, they do not currently commit to investing more than 0% of their assets in investments aligned with the EU criteria for Environmentally Sustainable Economic Activities.

BFA is keeping this situation under active review and where, in its discretion, it has assessed that it has sufficient reliable, timely and verifiable data on each Fund’s investments against the TSC, BFA will update the Funds’ Prospectus. For further information, please refer to BlackRock’s corporate website.

In addition, for applicable funds, including the Funds, BFA intends to comply with SFDR transparency requirements relating to principal adverse sustainability impacts on sustainability factors (“PAIs”) within the timeframe set out in the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

Shareholders should retain this Supplement for future reference.

PRO-CARB-0922SUP